SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                      Pursuant to Section 13 or 15(d)of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                  July 23, 2003


                         ENTERTAINMENT PROPERTIES TRUST
             (Exact Name of Registrant as Specified in its Charter)


         Maryland                    1-13561                     43-1790877
----------------------------    ------------------------  ----------------------
(State or other jurisdiction    (Commission file number)        (IRS Employer
   of incorporation)                                      Identification Number)


          30 West Pershing Road, Suite 201, Kansas City, Missouri 64108
               (Address of Principal Executive Office) (Zip Code)

                                 (816) 472-1700
               Registrant's telephone number, including area code:


                                 Not Applicable
          (Former name or former address if changed since last report)


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Item 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.    Description of Exhibit
------------   ----------------------

99             Press Release dated July 23, 2003.


Item 9. INFORMATION BEING PROVIDED UNDER ITEM 12.

On July 23, 2003, Entertainment Properties Trust announced its results of operations and financial condition for the quarter ended June 30, 2003. The public announcement was made by means of a press release, the text of which is set forth in Exhibit 99 hereto. This information is being furnished pursuant to
Item 12 of Form 8-K and is being presented under Item 9 as provided in the Commission's final rule and interim guidance regarding Form 8-K Item 11 and Item 12 filing requirements (Release No. 34-47583).




                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     ENTERTAINMENT PROPERTIES TRUST

                                     /s/ Fred L. Kennon
                                     -------------------------------------------
Date:  July 24, 2003                  By   Fred L. Kennon
                                          Vice President, Treasurer and Chief
                                          Financial Officer